                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL
                                      FOR

                           11% SENIOR NOTES DUE 2005
                                       OF

                           OXFORD HEALTH PLANS, INC.
                                PURSUANT TO THE

                                 EXCHANGE OFFER
                                 IN RESPECT OF
                ALL OF ITS OUTSTANDING 11% SENIOR NOTES DUE 2005

                                      FOR


                         ITS 11% SENIOR NOTES DUE 2005

                           -------------------------


                PURSUANT TO THE PROSPECTUS DATED AUGUST 30, 1999



 THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON SEPTEMBER 28, 1999 UNLESS THE EXCHANGE OFFER IS EXTENDED (THE "EXPIRATION DATE"). TENDERS
    OF OLD NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.


                  TO: THE CHASE MANHATTAN BANK, EXCHANGE AGENT

        By Mail, Hand or Overnight Courier:           By Facsimile (For Eligible Institutions Only):
                  55 Water Street                            (212) 638-7380 or (212) 638-7381
             Room 234, North Building
                New York, NY 10041                                 Confirm by Telephone:
               Attn: Carlos Esteves                                   (212) 638-0828

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA TELEGRAM, TELEX OR FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE NEW NOTES FOR THEIR OLD NOTES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR OLD NOTES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.


     By execution hereof, the undersigned acknowledges receipt of the Prospectus (the "Prospectus"), dated August 30, 1999, of Oxford Health Plans, Inc., a Delaware corporation (the "Company"), and this Letter of Transmittal and the instructions hereto (the "Letter of Transmittal").


     The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its sole discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. The Company shall notify the holders of the Old Notes of any extension by means of a press release or other public announcement prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

     This Letter of Transmittal is to be completed by a holder of Old Notes either (a) if certificates are to be forwarded herewith or (b) if a tender of certificates for Old Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC" or the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer -- Book-Entry Transfer" section of the Prospectus and instructions are not being transmitted through the DTC Automated Tender Offer Program ("ATOP"). In the case of certificated securities, delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent. Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1.


     Holders of Old Notes that are tendering by book-entry transfer to the Exchange Agent's account at DTC can execute the tender through ATOP for which the transaction will be eligible. DTC participants that are accepting the Exchange Offer should transmit their acceptance to DTC, which will credit and verify the acceptance and execute a book-entry delivery to the Exchange Anent's account at DTC. DTC will then send an Agent's Message to the Exchange Agent for its acceptance. Delivery of the Agent's Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent's Message. Delivery of an Agent's Message will also constitute an acknowledgement from the rendering DTC participant that the representations contained in the appropriate Letter of Transmittal and described on pages 33 and 34 of the prospectus are true and correct. DTC participants may also accept the Exchange Offer by submitting a Notice of Guaranteed Delivery through ATOP.


     The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Notes must complete this letter in its entirety.

     A Holder having Old Notes registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to accept the Exchange Offer with respect to the Old Notes so registered.

     THE EXCHANGE OFFER IS NOT BEING MADE TO (NOR WILL TENDERS OF OLD NOTES BE ACCEPTED FROM OR ON BEHALF OF) HOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTANCE OF THE EXCHANGE OFFER WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION.

     All capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the Prospectus.

     HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR OLD NOTES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY.

     List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of Old Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof.

                                           DESCRIPTION OF OLD NOTES
--------------------------------------------------------------------------------------------------------------
                                                                                             AGGREGATE
                                                                   CERTIFICATE               PRINCIPAL
                                                                    NUMBER(S)*                 AMOUNT
            NAME(S) AND ADDRESS(ES) OF HOLDER(S)                  (ATTACH SIGNED         TENDERED (IF LESS
                 (PLEASE FILL IN, IF BLANK)                     LIST IF NECESSARY)          THAN ALL)**
--------------------------------------------------------------------------------------------------------------

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                    TOTAL PRINCIPAL AMOUNT OF OLD NOTES TENDERED
--------------------------------------------------------------------------------------------------------------

   * Need not be completed by holders tendering by book-entry transfer.
  ** Need not be completed by holders who wish to tender with respect to all Old Notes listed. See Instruction 2.

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY DTC TO THE EXCHANGE AGENT'S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution:

     DTC Book-Entry Account No.:

     Transaction Code No.:

     If holders desire to tender Old Notes pursuant to the Exchange Offer and
     (i) certificates representing such Old Notes are not lost but are not immediately available, (ii) time will not permit this Letter of Transmittal, certificates representing such Old Notes or other required documents to reach the Exchange Agent prior to the Expiration Date or (iii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date, such holders may effect a tender of such Old Notes in accordance with the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer -- Guaranteed Delivery Procedures."

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name(s) of Holder(s) of Old Notes:

     Window Ticket No. (if any):

     Date of Execution of
     Notice of Guaranteed Delivery:

     Name of Eligible Institution that Guaranteed Delivery:

     If Delivered by Book-Entry Transfer:
     Name of Tendering Institution:

     DTC Book-Entry Account No.:

     Transaction Code No.:

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER WHO HOLDS OLD NOTES ACQUIRED FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE COPIES OF THE PROSPECTUS AND COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO FOR USE IN CONNECTION WITH RESALES OF NEW NOTES RECEIVED FOR YOUR OWN ACCOUNT IN EXCHANGE FOR SUCH OLD NOTES.

     Name:

     Address:

     Aggregate Principal Amount of Old Notes so held: $

Ladies and Gentlemen:


     The undersigned hereby tenders to Oxford Health Plans, Inc., a Delaware corporation (the "Company") the aggregate principal amount of Old Notes indicated in this Letter of Transmittal, upon the terms and subject to the conditions set forth in the Company's Prospectus dated August 30, 1999 (the "Prospectus"), receipt of which is hereby acknowledged, and in this Letter of Transmittal, which together constitute the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 11% Senior Notes due 2005 (the "New Notes"), which have been registered under the Securities Act of 1933, as amended, for each $1,000 principal amount of its issued and outstanding 11% Senior Notes due 2005 (the "Old Notes" and together with the New Notes, the "Notes"), of which $200,000,000 aggregate principal amount was outstanding on the date of the Prospectus. The capitalized terms not defined herein are used herein as defined in the Prospectus.


     Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes as are being tendered hereby and hereby irrevocably constitutes and appoints the Exchange Agent as attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company and as trustee and registrar under the Indenture, dated as of May 13, 1998, between the Company and The Chase Manhattan Bank, as trustee, pursuant to which the Old Notes are issued, and pursuant to which the New Notes will be issued) of the undersigned with respect to such Old Notes, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to:

          (a) deliver such Old Notes in registered certificated form, or transfer ownership of such Old Notes through book-entry transfer at the Book-Entry Transfer Facility, to or upon the order of the Company, upon receipt by the Exchange Agent, as the undersigned's agent, of the same aggregate principal amount of New Notes; and

          (b) receive, for the account of the Company, all benefits and otherwise exercise, for the account of the Company, all rights of beneficial ownership of the Old Notes tendered hereby in accordance with the terms of the Exchange Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Company will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sale agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that any New Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, that neither the holder of such Old Notes nor any such other person is participating, intends to participate or has an arrangement or understanding with any person to participate in the distribution of such New Notes and that neither the holder of such Old Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act of 1933, as amended (the "Securities Act"), of the Company. The undersigned has read and agrees to all of the terms of the Exchange Offer.

     The undersigned also acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the provisions of the Securities
Act), provided that such New Notes are acquired in the ordinary course of such holders' business and such holders have no arrangement with any person to participate in the distribution of such New Notes. However, the Company does not intend to request the SEC to consider, and the SEC has not considered, the Exchange Offer in the context of a no-action letter, and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of

New Notes and has no arrangement or understanding to participate in a distribution of New Notes. If any holder is an affiliate of the Company, is participating in or intends to participate in or has any arrangement or understanding with any person to participate in the distribution of the New Notes to be acquired pursuant to the Exchange Offer, such holder (i) could not rely on the applicable interpretations of the staff of the SEC and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes acquired as a result of market-making or other trading activities (a "Participating Broker-Dealer"), it represents that the Old Notes to be exchanged for the New Notes were acquired by it as a result of market-making or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, such Participating Broker-Dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The Company has agreed that, subject to the provisions of the Registration Rights Agreement, the Prospectus, as it may be amended or supplemented from time to time, may be used by a Participating Broker-Dealer in connection with resales of New Notes received in exchange for Old Notes which were acquired by such Participating Broker-Dealer for its own account as a result of market-making or other trading activities, for a period of up to one year after the registration statement relating to the Exchange Offer is declared effective by the SEC. In that regard, each Participating Broker-Dealer, by tendering such Old Notes and executing this Letter of Transmittal, or in the case book-entry transfer, by delivery of an "Agent's Message," agrees that, upon receipt of notice from the Company of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Prospectus, any amendment or supplement thereto or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Prospectus in order to make the statements therein, in light of the circumstances under which they were made, not misleading, such Participating Broker-Dealer will discontinue the disposition of New Notes pursuant to the Prospectus until the Company has amended or supplemented the Prospectus or any document incorporated therein by reference or file any other document so that, as thereafter delivered to purchasers of New Notes, the Prospectus will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and the Participating Broker-Dealer has received copies of the amended or supplemented Prospectus or the Company has advised the Participating Broker-Dealer in writing that the use of the Prospectus may be resumed, as the case may be. If so directed by the Company, each Participating Broker-Dealer will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Participating Broker-Dealer's possession, of the Prospectus covering the New Notes that was current at the time of receipt of such notice. If the Company gives such notice to discontinue the disposition of the New Notes, it shall extend the one-year period referred to above during which Participating Broker-Dealers are entitled to use the Prospectus in connection with the resale of New Notes by the number of days during the period from and including the date of the giving of such notice to and including the date when Participating Broker-Dealers shall have received copies of the supplemented or amended Prospectus necessary to permit resales of the New Notes or to and including the date on which the Company has advised in writing that the sale of New Notes may be resumed, as the case may be.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer -- Withdrawal of Tenders" section of the Prospectus.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Old Notes."

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES" ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.

                                PLEASE SIGN HERE

                  (TO BE COMPLETED BY ALL TENDERING HOLDERS OF
         OLD NOTES REGARDLESS OF WHETHER OLD NOTES ARE BEING PHYSICALLY
                              DELIVERED HEREWITH)

     If a holder is tendering any Old Notes, this Letter of Transmittal must be signed by the holder(s) as the name(s) appear(s) on the certificate(s) for the Old Notes or on a securities position listing or by any person(s) authorized to become (a) holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

x                                                             Date:
--------------------------------------------------------           ---------------------------------------------------
x                                                             Date:
--------------------------------------------------------           ---------------------------------------------------
            Signature(s) of Owner

Name(s):                                                      Address:
         -----------------------------------------------              ------------------------------------------------

         -----------------------------------------------              ------------------------------------------------
                       (PLEASE PRINT)                                             (INCLUDING ZIP CODE)

Capacity:                                                     Area Code and
         -----------------------------------------------      Telephone No.: -----------------------------------------

Social Security No.:
                    ------------------------------------

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN

                 SIGNATURE GUARANTEE (SEE INSTRUCTION 3 HEREIN)
        Certain Signatures Must Be Guaranteed by an Eligible Institution

--------------------------------------------------------------------------------
             (Name of Eligible Institution Guaranteeing Signatures)

--------------------------------------------------------------------------------
         (Address (including zip code) and Telephone Number (including area code) of Firm)

--------------------------------------------------------------------------------
                             (Authorized Signature)

--------------------------------------------------------------------------------
                                 (Printed Name)

--------------------------------------------------------------------------------
                                    (Title)
Date:
     ---------------------------------------

          ------------------------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

        To be completed ONLY if certificates for Old Notes not exchanged and/or New Notes are to be issued in the name of and sent to someone other than the person or persons whose signature(s) appear(s) above on this Letter of Transmittal, or if Old Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

   Issue: New Notes and/or Old Notes to:

   Name(s): ---------------------------------------
                     (PLEASE TYPE OR PRINT)

   ------------------------------------------------
                     (PLEASE TYPE OR PRINT)

   Address: ---------------------------------------
                     (PLEASE TYPE OR PRINT)

   ------------------------------------------------
                                           ZIP CODE

        Credit unexchanged Old Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

          ------------------------------------------------------------
                         (Book Entry Transfer Facility
                         Account Number, if applicable)

          ------------------------------------------------------------
          ------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

        To be completed ONLY if certificates for Old Notes not exchanged and/or New Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) above on this Letter of Transmittal or to such person or persons at an address other than shown above in the box entitled "Description of Old Notes" on this Letter of Transmittal.

   Mail: New Notes and/or Old Notes to:

   Name(s): ---------------------------------------
                     (PLEASE TYPE OR PRINT)

   ------------------------------------------------
                     (PLEASE TYPE OR PRINT)

   Address: ---------------------------------------
                     (PLEASE TYPE OR PRINT)

   ------------------------------------------------
                                           ZIP CODE

   ------------------------------------------------

                                  INSTRUCTIONS


     FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER OF OXFORD HEALTH PLANS, INC. TO EXCHANGE ALL OF ITS OUTSTANDING 11% SENIOR NOTES DUE 2005 FOR ITS 11% SENIOR NOTES DUE 2005


1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND NOTES OR BOOK-ENTRY CONFIRMATIONS; GUARANTEED DELIVERY PROCEDURES.

     This Letter of Transmittal is to be completed by holders of Old Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer -- Procedures for Tendering -- Book-Entry Transfer" section of the Prospectus. This Letter of Transmittal will be deemed to have been delivered upon timely receipt by the Exchange Agent of an agent's Message.

     The term "Agent's Message" means a message transmitted by DTC to, and received by, the Exchange Agent, which states that DTC has received an express acknowledgement from the participant in DTC tendering the Old Notes stating:

     - the aggregate principal amount of Old Notes which have been tendered by such participant;

     - that such participant has received and agrees to be bound by the terms of this Letter of Transmittal; and

     - that we may enforce such agreement against the participant.


     Delivery of an Agent's Message will also constitute an acknowledgement from the tendering DTC participant that the representations contained in the appropriate Letter of Transmittal and described on pages 33 and 34 of the Prospectus are true and correct. Certificates for all physically tendered Old Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile hereof), or in the case of a book-entry transfer, an Agent's Message, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Old Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof.


     Holders of Old Notes whose certificates for Old Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined below), (ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Old Notes, the certificate numbers of the Old Notes, if applicable, and the principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within three business days after the Expiration Date, the Letter of Transmittal (or facsimile thereof), or, in the case of a book-entry transfer, an Agent's Message, together with the certificates for all physically tendered Old Notes, or a Book-Entry Confirmation, and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent, and (iii) a properly executed Letter of Transmittal (or facsimile thereof), as well as the certificates for all physically tendered Old Notes in proper form for transfer or Book-Entry Confirmation, as the case may be, and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three business days after the Expiration Date.

     The Exchange Agent will send a Notice of Guaranteed Delivery upon request to any holder of Old Notes who wishes to surrender the Old Notes according to the Guaranteed Delivery Procedures set forth above.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE OLD NOTES AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT, INCLUDING DELIVERY THROUGH DTC AND ANY ACCEPTANCE OF AN AGENT'S MESSAGE TRANSMITTED THROUGH ATOP, IS AT THE ELECTION AND SOLE RISK OF THE TENDERING HOLDERS, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE, PROPERLY INSURED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. DO NOT SEND THIS LETTER OF TRANSMITTAL OR ANY OLD NOTES TO THE COMPANY. HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES OR NOMINEES TO EFFECT THE ABOVE TRANSACTIONS ON THEIR BEHALF.

     See "The Exchange Offer" section of the Prospectus.

2. PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS OF OLD NOTES WHO TENDER BY BOOK-ENTRY TRANSFER); WITHDRAWAL RIGHTS

     Tenders of Old Notes will be accepted only in the principal amount of $1,000 and integral multiples thereof. If less than all of the Old Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Old Notes to be tendered in the box above entitled "Description of Old Notes -- Aggregate Principal Amount Tendered." A reissued certificate representing the balance of nontendered Old Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the Expiration Date. ALL OF THE OLD NOTES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

     Except as otherwise provided herein, tenders of Old Notes may be withdrawn at any time prior to the Expiration Date. In order for a withdrawal to be effective prior to that time, a letter or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person having deposited the Old Notes to be withdrawn, identify the Old Notes to be withdrawn by certificate number, if applicable, the aggregate principal amount of Old Notes to be withdrawn and the name of the registered holder of the Old Notes as set forth on the certificate for the Old Notes, if different from that of the person who tendered such Old Note and otherwise comply with the procedures of the Exchange Agent. The notice of withdrawal must be signed by the Holder in the same manner as the original signature on the Letter of Transmittal by which the Old Notes were tendered, including any required signature guarantees, or be accompanied by documents of transfer sufficient to have the trustee under the Indenture governing the Old Notes register the transfer of the Old Notes into the name of the person withdrawing the tender. The signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Old Notes tendered for the account of an Eligible Institution. If Old Notes have been tendered pursuant to the procedures for book-entry transfer set forth in "The Exchange Offer -- Book-Entry Transfer" section of the Prospectus, the notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawal of Old Notes, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written or facsimile transmission prior to the Expiration Date. Withdrawals of tenders of Old Notes may not be rescinded. Old Notes properly withdrawn will not be deemed to have been validly tendered for purposes of the Exchange Offer, and no New Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered. Properly withdrawn Old Notes may be retendered at any subsequent time on or prior to the Expiration Date by following the procedures described in the Prospectus under "The Exchange Offer -- Procedures for Tendering."

     All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, in its sole discretion, whose determination shall be final and binding on all parties. Neither the Company, any employees, agents, affiliates or assigns of the Company, the Exchange Agent nor any other person shall be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give such notification. Any Old Notes which have been tendered but which are withdrawn will be returned to the holder thereof without cost to such holder as promptly as practicable after withdrawal.

3. SIGNATURES ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

     This Letter of Transmittal must be signed by the registered holder of the Old Notes tendered hereby and, the signature must correspond exactly with the name as written on the face of the certificates or on a securities position listing without any change whatsoever.

     If this Letter of Transmittal is signed by a participant in one of the Book-Entry Transfer Facilities whose name is shown as the owner of the Old Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Old Notes.

     If any tendered Old Notes are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal.

     If any tendered Old Notes are registered in different names on several certificates or securities positions listings, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations.

     When this Letter of Transmittal is signed by the registered holder or holders of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Notes are to be issued, or any nontendered Old Notes are to be reissued, to a person other than the holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution.

     In connection with any tender of Old Notes in definitive certificated form, if this Letter of Transmittal is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s), and the signatures on such certificate(s) must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted.

     ENDORSEMENTS ON CERTIFICATES FOR OLD NOTES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL SECURITIES EXCHANGE OR A MEMBER OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC., OR BY A COMMERCIAL BANK OR TRUST COMPANY HAVING AN OFFICE OR CORRESPONDENT IN THE UNITED STATES, OR BY AN "ELIGIBLE GUARANTOR INSTITUTION" WITHIN THE MEANING OF RULE 17Ad-15 UNDER THE EXCHANGE ACT WHICH IS A MEMBER OF ONE OF THE RECOGNIZED SIGNATURE GUARANTEE PROGRAMS IDENTIFIED IN THE LETTER OF TRANSMITTAL (EACH AN "ELIGIBLE INSTITUTION").

     SIGNATURES ON THIS LETTER OF TRANSMITTAL NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE OLD NOTES ARE TENDERED: (I) BY A REGISTERED HOLDER OF OLD NOTES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN THE BOOK-ENTRY TRANSFER FACILITY SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH OLD NOTES) WHO HAS NOT COMPLETED THE BOX ENTITLED "SPECIAL ISSUANCE INSTRUCTIONS" OR "SPECIAL DELIVERY INSTRUCTIONS" ON THIS LETTER OR (II) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

4.  SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

     Tendering holders of Old Notes should indicate in the applicable box the name and address to which New Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. A holder of Old Notes tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name or address of the person signing this Letter of Transmittal or credited to the account listed beneath the box entitled "Description of Old Notes," as the case may be.

5.  TAX IDENTIFICATION NUMBER.

     Federal income tax law generally requires that a tendering holder whose Old Notes are accepted for exchange must provide the Company (as payor) with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which, in the case of a tendering holder who is an individual, is his or her Social Security Number. If the Company is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to such tendering holder of New Notes may be subject to backup withholding in an amount equal to 31% of all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

     Exempt holders of Old Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

     To prevent backup withholding, each tendering holder of Old Notes must provide its correct TIN by completing the Substitute Form W-9 set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Old Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Company a completed Form W-8, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If the Old Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 3 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note:
Checking this box and writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the Company within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Company.

6.  TRANSFER TAXES.

     The Company will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, New Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE OLD NOTES SPECIFIED IN THIS LETTER OF TRANSMITTAL.

7.  DETERMINATION OF VALIDITY.

     The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Old Notes, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for which, may, in the view of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under the caption "The Exchange Offer" or any defects, irregularities or conditions in any tender of Old Notes of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders.

     The Company's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Old Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. Although the Company intends to notify holders of defects or irregularities with respect to tenders of Old Notes, neither the Company, any employees, agents, affiliates or assigns of the Company, the Exchange Agent, nor any other person shall be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

8.  NO CONDITIONAL TENDERS.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter of Transmittal or by delivery to the Exchange Agent of an Agent's Message shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

9.  MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES.

     Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10.  REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

     Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent, at the address and telephone number indicated above.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                              (SEE INSTRUCTION 5)
                     PAYOR'S NAME: THE CHASE MANHATTAN BANK

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                 ----------------------
 SUBSTITUTE                     PART 1 -- PLEASE PROVIDE YOUR TIN IN THE                         Social Security Number
 FORM W-9                       BOX AT RIGHT AND CERTIFY BY SIGNING                                        OR
                                AND DATING BELOW                                             ------------------------------
                                                                                             Employer Identification Number
                               ---------------------------------------------------------------------------------------------
 Department of the Treasury     PART 2--Certification--Under Penalties of Perjury. I certify that:    PART 3--
 Internal Revenue Service       (1)  The number shown on this form is my correct Taxpayer             Awaiting TIN [ ]
                                     Identification Number (or I am waiting for a number to be
                                     issued to me) and
 Payer's Request for Taxpayer   (2)  I am not subject to backup withholding because; (a) I am exempt
 Identification Number (TIN)         from backup withholding, (b) I have not been notified by the
                                     Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
                               ---------------------------------------------------------------------------------------------

                                Certificate instructions - You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

                                SIGNATURE ------------------------------        DATE ------------
-----------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO HOLDERS OF NEW NOTES PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                   THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART
                           3 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

-------------------------------------     -------------------------------------
               Signature                                  Date